FRANKLIN RESOURCES, INC. TRADING BLACKOUT POLICY As Approved December 11, 2012 Overview and Purpose This Trading Blackout Policy (this “Policy”) has been adopted by the Board of Directors (“Board”) of Franklin Resources, Inc. (the “Company”) and addresses the implementation of trading blackout periods (as described below) in the Company’s securities (including, common stock, debt, options and other related derivative securities) for officers, directors and other designated employees. Covered Persons This Policy is applicable to all designated executive officers, directors, employees and temporary employees of the Company and its subsidiaries and affiliates (each, a “Covered Person”). The Company shall maintain a list of Covered Persons subject to this Policy. Covered Persons shall receive a notice that they are subject to this Policy when they are added to the list. Covered Persons shall receive reminder notices via email at the beginning and end of all blackout periods. Covered Accounts and Transactions The following types of accounts and transactions are covered by this Policy:  Direct or Indirect Beneficial Ownership. This Policy covers securities accounts and transactions in which a Covered Person has a direct or indirect beneficial ownership interest. A Covered Person is deemed have “beneficial ownership” of a security if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect economic interest in the security. There is a presumption that a Covered Person has an economic interest in Company securities held or acquired by an immediate family member sharing the same household. Therefore, a transaction in Company securities by or for the account of a Covered Person’s immediate family member sharing the same household is treated as though the transaction was conducted by the Covered Person. A person’s “immediate family member” includes such person’s spouse, parents, children, siblings, stepparents, stepchildren, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.  Economic Interest and Investment Control. This Policy covers transactions for an account in which a Covered Person has an economic interest and has or shares investment control. For example, if a Covered Person invests in a corporation that invests in Company securities and the Covered Person has or shares control over that corporation’s investments, that corporation’s transactions in Company securities would generally be treated as though they were conducted by the Covered Person.  Control. This Policy covers transactions by immediate family members not sharing the same household as a Covered Person, but whose transactions in Company securities are directed by the Covered Person or subject to the Covered Person’s influence or control (such as parents or children who consult the Covered Person before trading). This Policy

2 also covers transactions where a Covered Person does not have an economic interest (for example, the Company securities are held by a partnership, corporation, trust or similar entity), but the Covered Person either has control of such entity, or has or shares control over investment decisions of the entity. For example, a transaction of a trust or foundation of which a Covered Person is the trustee in which the Covered Person does not have an economic interest (i.e., the Covered Person is not the settlor or beneficiary) is treated as though the transaction was conducted by the Covered Person if the Covered Person had voting or investment control of the trust’s assets or had or shared control over the trust’s investments at the time of the transaction. Blackout Periods Quarterly Earnings Blackout Periods. Unless otherwise specified herein, for a period commencing approximately seven (7) calendar days before the end of each fiscal quarter and ending on the second (2nd) trading day after the announcement of earnings for the quarter (the “Quarterly Blackout Period”), no trading will be permitted in the Company’s securities by any Covered Person. If public disclosure occurs on a trading day during the period when the markets are open, then such date of disclosure shall not be considered the first trading day with respect to such public disclosure. A Quarterly Blackout Period may be expanded from time to time as may be determined by the Company’s Legal Department. Other Potentially Material Information. On occasion, the Company may issue potentially material information by means of a press release, filing with the Securities and Exchange Commission (the “SEC”), posting on its website or other means designated to achieve widespread dissemination of information. Covered Persons should anticipate that trading may be blacked out while the Company is in the process of assembling the information to be released and until the information has been released and fully absorbed by the market. Persons subject to such blackout periods will be notified when these periods are instituted and terminated. Event-Specific Blackout Periods. The Company reserves the right to impose trading blackout periods from time to time when, in the judgment of the Company, a blackout period is warranted. A blackout period may be imposed for any reason, including the Company’s involvement in a material transaction or the anticipated issuance of material public announcements. The existence of an event-specific blackout period may not be announced, or may be announced only to those who are aware of the transaction or event giving rise to the event-specific blackout period. Persons made aware of the existence of an event-specific blackout period should not disclose the existence of such blackout period to any other person. Persons subject to event-specific blackout periods will be notified when these periods are instituted and terminated. Transactions Prohibited Transactions. The following is a nonexclusive list of transactions involving Company securities that are prohibited by this Policy during a blackout period, unless otherwise specified:  Buying or selling Company securities in the open market or through a broker.  Exercise of stock options where all or a portion of the acquired stock is sold during the blackout period. This includes any sale of stock as part of a broker-assisted cashless exercise of an option, including a sale for the purpose of generating the cash needed to pay the exercise price of an option. Accordingly, Covered Persons are responsible for

3 paying the exercise price payable in connection with such exercise, and any and all taxes recognized upon exercise, from their own funds.  Switching existing balances into or out of the Company’s 401(k) Retirement Plan or other benefit plans or changing salary deferral or investment elections, with respect to Company securities.  Selling Company stock purchased pursuant to the Company’s benefit plans and making elections to participate in the Company’s benefit plans for any enrollment period. For example, a Covered Person may not elect to participate in a plan or withdraw from a plan if such Covered Person is otherwise prohibited from trading in the Company’s securities. Hardship Exception Specific exceptions may be made, with proper pre-approval, for a Covered Person who has an unexpected and urgent need to sell Company securities in order to generate cash if such individual does not possess material nonpublic information (as defined in the Company’s Insider Trading Compliance Policy and Procedures), and the exception would not otherwise contravene the law or the purposes of this Policy. All hardship requests must be made in writing to and may only be granted by the General Counsel or the Corporate Secretary in the Company’s Legal Department (or their authorized designees) and must specify the circumstances of the hardship and the amount and nature of the proposed trade. In addition, the Covered Person seeking the exception must certify in writing that he or she is not aware of material nonpublic information concerning the Company. Approval for a proposed hardship transaction will remain valid until the close of the business day following the day pre-clearance is granted, but may be extended, shortened or rescinded depending on the circumstances. Hardship exceptions are expected to be granted infrequently. Permitted Transactions. The following is a nonexclusive list of transactions that do not fall under the coverage of this Policy and are therefore permissible and do not require pre-approval even during blackout periods:  Transactions pursuant to a pre-approved, written trading plan or arrangements complying with Rule 10b5-1(c) under the Securities and Exchange Act of 1934, as amended, provided that such plans may not be entered into, amended or modified during a blackout period.  Sales of common stock to the Company to pay taxes due in connection with the vesting of restricted stock and restricted stock unit awards, provided that such sales are reported to the Company’s Audit Committee.  Exercise of stock options where no Company stock is sold in the market to fund the option exercise and where all exercised shares continue to be held by the option holder.  Making regular contributions to the Company’s 401(k) plan or other benefit plans pursuant to elections made at the time of enrollment in the plans.  Gifts of Company stock to charitable organizations or family members, provided that no consideration is received from the recipient and there is no reason to believe that the recipient intends to sell the securities during the current blackout period.

4 If you are uncertain whether a particular transaction is permitted under this Policy, please contact the Corporate Secretary in the Company’s Legal Department. Company-Imposed Sanctions The failure to comply with this Policy may subject Covered Persons to Company-imposed sanctions, including dismissal for cause, whether or not the failure to comply results in a violation of law. Insider Trading Policy EVEN AT TIMES THAT DO NOT FALL WITHIN ANY SPECIFIED BLACKOUT PERIOD, ANY PERSON POSSESSING MATERIAL NONPUBLIC INFORMATION CONCERNING THE COMPANY SHOULD NOT ENGAGE IN ANY TRANSACTIONS IN COMPANY SECURITIES. ALL DIRECTORS AND EMPLOYEES ARE SUBJECT TO THE COMPANY’S GENERAL INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES, AND CODE OF ETHICS AND BUSINESS CONDUCT, WHICH AMONG OTHER THINGS, PROHIBIT TRADING IN COMPANY SECURITIES WHEN IN POSSESSION OF MATERIAL NONPUBLIC INFORMATION.